First Quarter 2016 Earnings Conference Call



May 10, 2016

Impax Cautionary Statement Regarding Forward Looking Statements

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995:

To the extent any statements made in this presentation contain information that is not historical; these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company's future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: fluctuations in revenues and operating income; the Company's ability to successfully develop and commercialize pharmaceutical products in a timely manner; reductions or loss of business with any significant customer; the substantial portion of the Company's total revenues derived from sales of a limited number of products; the impact of consolidation of the Company's customer base; the impact of competition; the Company's ability to sustain profitability and positive cash flows; any delays or unanticipated expenses in connection with the operation of the Company's manufacturing facilities; the effect of foreign economic, political, legal, and other risks on the Company's operations abroad; the uncertainty of patent litigation and other legal proceedings; the increased government scrutiny on the Company's agreements with brand pharmaceutical companies; product development risks and the difficulty of predicting FDA filings and approvals; consumer acceptance and demand for new pharmaceutical products; the impact of market perceptions of the Company and the safety and quality of the Company's products; the Company's determinations to discontinue the manufacture and distribution of certain products; the Company's ability to achieve returns on its investments in research and development activities; changes to FDA approval requirements ; the Company's ability to successfully conduct clinical trials; the Company's reliance on third parties to conduct clinical trials and testing; the Company's lack of a license partner for commercialization of NUMIENT™ (IPX066) outside of the United States; impact of illegal distribution and sale by third parties of counterfeits or stolen products; the availability of raw materials and impact of interruptions in the Company's supply chain; the Company's policies regarding returns, allowances and chargebacks; the use of controlled substances in the Company's products; the effect of current economic conditions on the Company's industry, business, results of operations and financial condition; disruptions or failures in the Company's information technology systems and network infrastructure caused by third party breaches or other events; the Company's reliance on alliance and collaboration agreements; the Company's reliance on licenses to proprietary technologies; the Company's dependence on certain employees; the Company's ability to comply with legal and regulatory requirements governing the healthcare industry; the regulatory environment; the effect of certain provisions in the Company's government contracts; the Company's ability to protect its intellectual property; exposure to product liability claims; risks relating to goodwill and intangibles; changes in tax regulations; the Company's ability to manage growth, including through potential acquisitions and investments; risks related to the Company's acquisitions of or investments in technologies, products or businesses; the restrictions imposed by the Company's credit facility and indenture; the Company's level of indebtedness and liabilities and the potential impact on cash flow available for operations; uncertainties involved in the preparation of the Company's financial statements; the Company's ability to maintain an effective system of internal control over financial reporting; the effect of terrorist attacks on the Company's business; the location of the Company's manufacturing and research and development facilities near earthquake fault lines; expansion of social media platforms and other risks described in the Company's periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

Impax

Agenda

Fred Wilkinson President & CEO	• 1Q 2016 Highlights • Update on Key Areas of Focus
Bryan Reasons SVP & CFO	• 1Q 2016 Financial Review
Executive Team	• Q&A

Impax

Highlights & Update

Fred Wilkinson

President & Chief Executive Officer

Quarterly Highlights

Revenues
$ millions


$143.1
$225.5
1Q15
1Q16
Generic
Specialty Pharma

+58%

Adjusted EBITDA
$ millions


$24.0
$63.6
1Q15
1Q16

+165%

Adjusted Diluted EPS


$0.09
$0.43
1Q15
1Q16

+378%

- Off to a solid start in 2016
- Reaffirmed 2016 financial outlook
- Initiated supply chain and cost efficiency initiatives
- Expanded Specialty sales force to support growth

Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results

Impax

Focusing on Quality and Operations

Restructuring Supply Chain to Reduce Costs, Improve Operating Efficiencies and Enhance Long Term Competitive Position

- Closing Middlesex, NJ manufacturing and packaging facility through course of next two years
- Transferring products and functions:
  - › Impax's Hayward, CA and Taiwan facilities
  - › Third-party manufacturers
- R&D activities at Middlesex will continue
- Currently estimated annualized cost savings of $23 million to $27 million
- Realize savings currently estimated beginning in 2017

Impax

Maximizing Generic Platform

Targeting 12 to 14 Generic Product Launches in 2016

Targeted Launches

Current U.S. Brand/Generic market sales of $1B



6
6 to 8
Approved Not Yet Launched or Re-introduction
Pending FDA Approval

Progress of Targeted Launches

Products	Approved	Launched
Oxycodone TR ER tablets (OxyContin®)	Authorized Generic	March
Amphetamine Salts ER capsules (Adderall XR®) – Impax ANDA	February	April
Morphine Sulfate ER capsules (Kadian®)	April	TBD

Additional FDA Approvals in 2016

Ezetimibe and simvastatin tablets (Vytorin®)	Tentative Approval - January	April 2017*
Amphetamine Salts ER capsules (Adderall XR®) – CorePharma ANDA	Tentative Approval - April	---

Source of sales data: IMS March 2016; Data as of May 9, 2016; *Assuming receipt of final FDA approval, launch following patent expiration in April 2017.

Impax

Multiple Generic Opportunities to Drive Future Growth

21 Products Pending at FDA

Current U.S. Brand/Generic Market - $7B
24% Potential/Confirmed FTF or FTM

23 Products Under Development

Current U.S. Brand/Generic Market - $12B
61% Potential FTF or FTM


6
15
8
15
Solid Oral Dosage
Alternative Dosage Form

Disclosed Pending ANDAs at FDA	
Sevelamer Carbonate IR tablet (Renvela®)	Dutasteride/Tamsulosin IR capsule (Jalyn®)
Colesevelam IR tablet (Welchol®)	Fentanyl Buccal IR tablet (Fentora®)
Fenofibric Acid DR capsule (Trilipix®)	Oxymorphone ER tablet (new formulation) (Opana ER®)
Ezetimibe Simvastatin IR tablet (Vytorin®) - TA	Risedronate Sodium DR tablet (Atelvia®)
Oxycodone ER tablet (new formulation) (OxyContin®)	Methylphenidate HCl ER capsule (Metadate CD®)

Source of sales data: IMS March 2016; Pipeline data as of May 9, 2016; FTF = First-to-File; FTM = First-to-Market; TA = Tentative Approval

Impax

Maximizing Specialty Pharma Platform

Initiated Expansion of Sales Force in First Quarter 2016

- Builds scale to support organic growth
- Provides increased frequency and geographic reach
- Expands from 77 sales reps to approximately 120
- Recruitment initiated in 1Q16 and sales force expansion currently expected to be completed by mid 2Q16

Product	Therapeutic Area	
Rytary™ (Carbidopa and Levodopa) Extended-Release Capsules	Parkinson's Disease	
Zomig® Nasal Spray ZOLMITRIPTAN	Migraine	
Emverm™ (mebendazole) chewable tablet, USP 100 mg	Anthelmintic	

Maximizing Specialty Pharma Platform

Rytary™ (Carbidopa and Levodopa) Extended-Release Capsules

Continue to Drive Prescriptions and Share Growth

Choose Rytary
- Increase frequency of visits and geographic reach with expanded sales force
- Increase prescriber use for an earlier stage Parkinson's disease patient wearing "off" on immediate release carbidopa / levodopa

Improve Customer Experience
- Enhancing education and support resources to improve Rytary adoption and patient adherence

Ease Access
- Optimizing access to Rytary with commercial and Med D payers
- Expanding HCP and patient awareness and use of patient support services

Monthly TRx and Share of National CDLD TRx Since Launch



12,000
10,000
8,000
6,000
4,000
2,000
0
2.4%
2.1%
1.8%
1.5%
1.2%
0.9%
0.6%
0.3%
0.0%
Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16
RYTARY TRx
Share

Source TRx: IMS

Impax

Maximizing Specialty Pharma Platform

Emverm™ (mebendazole) chewable tablet, USP 100 mg

Targeting the Most Prolific Physicians

- Pinworm is a highly contagious parasite that infects approximately 40 million people in the U.S. each year[1]
- Increase awareness that Mebendazole is back - the only FDA approved prescription therapy
- Recapture the Pinworm market from ALBENZA® and OTC products
- Therapeutic area allows Impax to more efficiently utilize its brand commercial infrastructure and provides upside growth potential


NOW AVAILABLE FOR PINWORM
MEBENDAZOLE
IS BACK
WITH ITS 95% CURE RATE
MEBENDAZOLE AS A DRUG OF CHOICE FOR TREATING PINWORM
Emverm™
(mebendazole)
chewable tablet, USP
100 mg


Location
Location
Location
Location
Location
Location
Location
Location

Targets and Call Plan

- Top 11 states account for 63% of prescribers
- Approximately 6,200 targets nationally

[1] Maguire JH. Intestinal nematodes (roundworms). In: Bennett JE, Dolin R, Blaser MJ, eds. Mandell, Douglas, and Bennett's Principles and Practice of Infectious Diseases. 8th ed. Philadelphia, PA: Churchill Livingstone Elsevier; 2015:3199-3207.e2. and Weller PF, Nutman TB. Intestinal nematodes. In: Fauci AS, Kasper DL, Longo DL, et al, eds. Harrison's Principles of Internal Medicine. 17th ed. New York, NY: McGraw Hill; 2008:1319-1323.

Impax

2016 Priorities

Focus on Quality and Operations

- Maintain quality and compliance across all facilities / departments
- Sharpen focus on supply chain and cost efficiencies
- Improve conversion costs across global manufacturing network

Maximize Dual Platform

- Optimize existing generic opportunities
- Launch up to 12 to 14 generic products
- Effectively utilize expanded Specialty Pharma sales force to drive growth

Optimize R&D

- Successfully develop and bring to market new products
- Invest in sustainable generic and specialty pharma markets

Business Development Acceleration

- Execute on value enhancing business development and M&A
- NUMIENT ex-US licensing
- Pursue generic and specialty pharma value creating opportunities

Impax

Financial Review

Bryan Reasons

Senior Vice President & Chief Financial Officer

Impax

1Q 2016 Financial Summary

$ millions, except per share amounts	1Q 2016	1Q 2015	Change
Total Revenues	$225.5	$143.1	57.6%
Adjusted Gross Margin	50.1%	47.4%	2.7ppts
Adjusted SG&A Expense	$43.5	$40.4	7.7%
Adjusted R&D Expense	$18.7	$15.0	24.7%
Adjusted EBITDA	$63.6	$24.0	165.0%
Adjusted Diluted EPS	$0.43	$0.09	377.8%
Adjusted Tax Rate	34.7%	37.4%	(2.7)ppts

* Impax acquired Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") on March 9, 2015.
Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results

Impax

1Q 2016 Segment Performance

$ millions, except per share amounts	1Q 2016	1Q 2015	Change
GENERIC DIVISION			
Total Revenues	$170.1	$128.7	32.2%
Adjusted Gross Margin	39.3%	45.0%	(5.7)ppts
Adjusted Operating Income	$47.6	$42.0	13.3%
SPECIALTY PHARMA DIVISION			
Total Revenues	$55.4	$14.4	284.7%
Adjusted Gross Margin	83.5%	68.8%	14.7ppts
Adjusted Operating Income	$26.8	($9.2)	391.3%

* Impax acquired Tower Holdings, Inc. (including operating subsidiaries CorePharma LLC and Amedra Pharmaceuticals LLC) and Lineage Therapeutics Inc. (together "Tower") on March 9, 2015.
Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results

Well-Positioned Capital Structure

Significant Financial Resources and Flexibility to Support Growth

Capitalization as of March 31, 2016	
($ millions)	
Cash and Cash Equivalents	$ 412

Revolver ($100)	$ 0
2022 Convertible Senior Notes	$ 600
Total Debt	$ 600

Net Debt	$ 188

Leverage	
Net Debt	$ 188
LTM Adjusted EBITDA	$ 265
Net Debt / Adjusted EBITDA	0.7x

Refer to the GAAP to non-GAAP reconciliation tables in the appendix for a reconciliation of non-GAAP results

Impax

Q&A

Appendix

GAAP to Adjusted Net Income Reconciliation

The following table reconciles reported net loss to adjusted net income.
(Unaudited, amounts in thousands, except per share and per share data)

	Three months ended March 31,	
	2016	2015
Net loss	$ (10,408)	$ (6,333)
Adjusted to add (deduct):		
Amortization	8,768	4,286
Business development expenses	768	7,388
Hayward facility remediation costs	-	3,148
Tower acquisition severance	-	2,411
Philadelphia packaging and distribution restructuring	195	-
Middlesex manufacturing restructuring	1,373	-
Payments for licensing agreements	300	-
Fair value of inventory step-up	-	1,124
Ticking Fees	-	2,317
Non-cash interest expense	5,305	-
Reserve for Turing receivable	48,043	-
Income tax effect	(23,490)	(8,102)
Adjusted net income	$ 30,854	$ 6,239
Adjusted net income per diluted share	$ 0.43	$ 0.09
Net loss per diluted share	$ (0.15)	$ (0.09)
Diluted weighted-average common shares outstanding	71,649	72,079

Impax

GAAP to Adjusted Results Reconciliation

The following table reconciles total Company reported cost of revenues, research and development expenses, and selling, general and administrative expenses to adjusted cost of revenues, adjusted gross profit, adjusted gross margin, adjusted research and development expenses, and adjusted selling, general and administrative expenses.
(Unaudited, amounts in thousands)

	Three months ended March 31,	
	2016	2015
Cost of revenues	$ 122,918	$ 83,862
Adjusted to deduct:		
Amortization	8,768	4,286
Hayward facility remediation costs	-	3,148
Philadelphia packaging and distribution restructuring	360	-
Middlesex manufacturing restructuring	1,373	-
Fair value of inventory step-up	-	1,124
Adjusted cost of revenues	$ 112,417	$ 75,304
Adjusted gross profit [a]	$ 113,091	$ 67,792
Adjusted gross margin [a]	50.1%	47.4%
Research and development expenses	$ 19,022	$ 14,962
Adjusted to deduct:		
Payments for licensing agreements	300	-
Adjusted research and development expenses	$ 18,722	$ 14,962
Selling, general and administrative expenses	$ 44,298	$ 50,160
Adjusted to deduct:		
Business development expenses	768	7,388
Tower acquisition severance	-	2,411
Philadelphia packaging and distribution restructuring	10	-
Adjusted selling, general and administrative expenses	$ 43,520	$ 40,361

Impax

GAAP to Adjusted EBITDA Reconciliation

The following table reconciles reported net loss to adjusted EBITDA.
(Unaudited, amounts in thousands)

	Three months ended March 31,	
	2016	2015
Net loss	$ (10,408)	$ (6,333)
Adjusted to add (deduct):		
Interest income	(333)	(284)
Interest expense	8,331	3,975
Depreciation and amortization	15,098	10,442
Income taxes	(7,086)	(4,372)
EBITDA	5,602	3,428
Adjusted to add (deduct):		
Business development expenses	768	7,388
Hayward facility remediation costs	-	3,148
Tower acquisition severance	-	2,411
Philadelphia packaging and distribution restructuring	195	-
Middlesex manufacturing restructuring	1,373	-
Payments for licensing agreements	300	-
Fair value of inventory step-up	-	1,124
Reserve for Turing receivable	48,043	-
Share-based compensation	7,278	6,488
Adjusted EBITDA	$ 63,559	$ 23,987

Impax

Generic Division GAAP to Adjusted Results Reconciliation

The following tables reconcile the Impax Generics Division reported cost of revenues to adjusted cost of revenues, adjusted gross profit, adjusted gross margin and adjusted operating income.
(Unaudited, amounts in thousands)

	Three Months Ended March 31, 2016	Three Months Ended March 31, 2015
Revenues:		
Impax Generics Product sales, net	$ 167,184	$ 125,959
Rx Partner	2,835	2,239
Other revenues	60	543
Total revenues	170,079	128,741
Cost of revenues	110,122	76,472
Gross profit	59,957	52,269
Operating expenses:		
Selling, general and administrative	4,774	4,286
Research and development	14,595	10,863
Patent litigation expense	114	778
Total operating expenses	19,483	15,927
Income from operations	$ 40,474	$ 36,342
Gross margin	35.3%	40.6%
Adjusted gross profit [(a)]	$ 66,815	$ 57,909
Adjusted gross margin [(a)]	39.3%	45.0%

	Three months ended March 31, 2016	Three months ended March 31, 2015
Cost of revenues	$ 110,122	$ 76,472
Adjusted to deduct:		
Amortization	5,125	2,217
Hayward facility remediation costs	-	3,148
Philadelphia packaging and distribution restructuring	360	-
Middlesex manufacturing restructuring	1,373	-
Fair value of inventory step-up	-	275
Adjusted cost of revenues	$ 103,264	$ 70,832
Adjusted gross profit [(a)]	$ 66,815	$ 57,909
Adjusted gross margin [(a)]	39.3%	45.0%
GAAP Income from operations	$ 40,474	$ 36,342
Adjusted to add (deduct):		
Amortization	5,125	2,217
Hayward facility remediation costs	-	3,148
Tower acquisition severance	-	32
Philadelphia packaging and distribution restructuring	360	-
Middlesex manufacturing restructuring	1,373	-
Fair value of inventory step-up	-	275
Payments for licensing agreements	300	-
Adjusted Income from operations	$ 47,632	$ 42,014

(a) Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. Refer to the "Non-GAAP Financial Measures" for a reconciliation of GAAP to non-GAAP items.

Impax

Specialty Pharma Division GAAP to Adjusted Results Reconciliation

The following tables reconcile the Impax Specialty Pharma Divisions reported cost of revenues to adjusted cost of revenues, adjusted gross profit, adjusted gross margin and adjusted operating income.
(Unaudited, amounts in thousands)

	Three Months Ended March 31, 2016	Three Months Ended March 31, 2015
Revenues:		
Impax Specialty Pharma Product sales, net	$ 55,429	$ 14,128
Other revenues	-	227
Total revenues	55,429	14,355
Cost of revenues	12,796	7,390
Gross profit	42,633	6,965
Operating expenses:		
Selling, general and administrative	13,818	14,856
Research and development	4,427	4,099
Patent litigation expense	1,205	182
Total operating expenses	19,450	19,137
Income (loss) from operations	$ 23,183	$ (12,172)
Gross margin	76.9%	48.5%
Adjusted gross profit [(a)]	$ 46,276	$ 9,883
Adjusted gross margin [(a)]	83.5%	68.8%

	Three months ended March 31, 2016	Three months ended March 31, 2015
Cost of revenues	$ 12,796	$ 7,390
Adjusted to deduct:		
Amortization	3,643	2,069
Fair value of inventory step-up	-	849
Adjusted cost of revenues	$ 9,153	$ 4,472
Adjusted gross profit [(a)]	$ 46,276	$ 9,883
Adjusted gross margin [(a)]	83.5%	68.8%
GAAP Income (loss) from operations	$ 23,183	$ (12,172)
Adjusted to add:		
Amortization	3,643	2,069
Fair value of inventory step-up	-	849
Tower acquisition severance	-	32
Adjusted Income (loss) from operations	$ 26,826	$ (9,222)

[(a)] Adjusted gross profit is calculated as total revenues less adjusted cost of revenues. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. Refer to the "Non-GAAP Financial Measures" for a reconciliation of GAAP to non-GAAP items.

Impax